Exhibit 10.10

AMENDMENT TO PURCHASE AGREEMENT

THIS AMENDMENT TO PURCHASE AGREEMENT (“Amendment”) is made as of the day of December, 2013 by and among Lustros, Inc., a Utah corporation (the “Company”), and the Investors set forth on the signature pages affixed hereto (each an “Investor” and collectively the “Investors”).

Recitals

A.          The Company and each of the Investors executed and delivered a Purchase Agreement on November 15, 2013 (“Agreement”) and are executing and delivering this Amendment to amend certain terms thereof. All capitalized terms used and not defined herein are used as defined in the Agreement.

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          The maximum purchase amount under the Agreement is hereby increased from $1.5 million to $1.75 million.

2.          The Filing Deadline under Section 2(a)(i) of the Registration Rights Agreement is hereby extended to December 27, 2013.

2.          Except as amended in paragraphs 1 and 2 above, the Agreement remains in full force and effect as originally stated.

[signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment or caused their duly authorized officers to execute this Amendment as of the date first above written.

The Company:	LUSTROS, INC.

By:________________________ Name: Title:

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The Investors:	[NAME OF INVESTOR]

By:________________________ Name: Title:

Aggregate Purchase Price:   $

Number of Units:

Address for Notice:	___________________________
________________________ ________________________
with a copy to:
___________________________
___________________________
___________________________
Attn:_______________________ Telephone:___________________ Facsimile:____________________

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